Exhibit 19


Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report




  Collection Period                                                                                                  February, 2003
  Distribution Date                                                                                                       3/17/2003
  Transaction Month                                                                                                               2

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.389%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.399%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.429%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.749%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $10,835,034.82                   $97.87          $10,835,132.69
  Repurchased Loan Proceeds Related to Interest                           1,905.24                     0.00                1,905.24
                                                                          --------                     ----                --------
      Total                                                         $10,836,940.06                   $97.87          $10,837,037.93
  Servicer Advances:
  Principal Advances                                                         $0.00                $2,304.54               $2,304.54
  Interest Advances                                                   2,465,944.88                   409.98            2,466,354.86
                                                                      ------------                   ------            ------------
      Total                                                          $2,465,944.88                $2,714.52           $2,468,659.40
  Principal:
  Principal Collections                                             $64,317,156.42               $12,746.49          $64,329,902.91
  Prepayments in Full                                                22,730,896.90                 1,734.86           22,732,631.76
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        408,400.15                     0.00              408,400.15
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $87,456,453.47               $14,481.35          $87,470,934.82
  Liquidation Proceeds                                                                                                  $182,785.00
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                    $87,653,719.82
  Principal Losses for Collection Period                                                                                $308,666.23
  Total Regular Principal Reduction                                                                                  $87,781,905.59
  Total Collections                                                                                                 $100,959,417.15

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $100,959,417.15
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $100,959,417.15



                                                          Page 1





  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                  February, 2003
  Distribution Date                                                                                                       3/17/2003
  Transaction Month                                                                                                               2

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,548,611.11        $2,548,611.11                $0.00
   Amount per $1,000 of Original Balance               0.83                 0.83                 0.00
  Net Swap Payment, Tranche A2 B                 $196,333.33
  Net Swap Payment, Tranche A3 B                 $208,792.19
  Net Swap Payment, Tranche A4 B                 $240,386.14
  Net Swap Payment, Tranche B-2                   $48,615.13
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $488,925.10         $488,925.10                  $0.00                $0.00               $0.00
   Class A2 A Notes                  864,000.00          864,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                  666,600.00          666,600.00                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  298,982.81          298,982.81                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  226,099.69          226,099.69                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    48,855.70           48,855.70                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,945,054.55       $3,945,054.55                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $4,195,008.72       $4,195,008.72               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $93,521,670.53
  Principal Distribution Amounts
                    First Priority Distribution Amount $0.00
   Second Priority Distribution Amount        8,295,425.28
   Third Priority Distribution Amount        59,989,000.00
   Regular Principal Distribution Amount    409,963,786.46
                                            --------------
      Principal Distribution Amount        $478,248,211.74
   Noteholder Principal Distributions:
    Class A1 Notes                                        $93,521,670.53
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $93,521,670.53
  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----
  Total Note and Certificate Principal Paid:              $93,521,670.53
  Collections Released to Servicer                                 $0.00
  Total Available for Distribution          $100,959,417.15
  Total Distribution (incl. Servicing Fee)  $100,959,417.15

                                                          Page 2





  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                  February, 2003
  Distribution Date                                                                                                       3/17/2003
  Transaction Month                                                                                                               2

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $162.08                   $0.85                  $162.93
  Class A2 A Notes                                               0.00                    1.35                     1.35
  Class A2 B Notes                                               0.00                    1.04                     1.04
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.05                     1.05
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.07                     1.07
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.31                     1.31
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $31.18                   $1.32                   $32.50
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $30.57                   $1.37                   $31.94

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,900,672,211.74       0.9670764              $2,807,150,541.21        0.9358965
  Class A1 Notes                               478,248,211.74       0.8288531                 384,726,541.21        0.6667704
  Class A2 A Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A2 B Notes                             640,000,000.00       1.0000000                 640,000,000.00        1.0000000
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,960,661,211.74       0.9677220              $2,867,139,541.21        0.9371535
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              48.12                                           47.28
  Remaining Number of Receivables                      174,096                                         172,066
  Portfolio Receivable Balance               $3,058,333,332.17                               $2,970,551,426.58

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $13,955,515.24
  Specified Credit Enhancement Amount                                                                        $29,705,514.27
  Yield Supplement Overcollateralization Amount                                                             $138,163,640.12
  Target Level of Overcollateralization                                                                     $152,119,155.36











                                                          Page 3





  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                  February, 2003
  Distribution Date                                                                                                       3/17/2003
  Transaction Month                                                                                                               2

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $182,785.00
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Principal Losses for Collection Period                                                                          $308,666.23
  Charge-off Rate for Collection Period (annualized)                                                                          0.05%
  Cumulative Net Losses for all Periods                                                                                 $155,578.29


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,182                $19,578,577.93
  61-90 Days Delinquent                                                                           154                 $2,677,447.36
  91-120 Days Delinquent                                                                            0                         $0.00
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                            77                 $1,246,026.44


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0115%
  Current Collection Period                                                                                                 0.0501%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0052%
  Current Collection Period                                                                                                 0.0895%
  Three Month Average                                                                                                       0.0000%











                                                          Page 4





  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report


  Collection Period                                                                                                  February, 2003
  Distribution Date                                                                                                       3/17/2003
  Transaction Month                                                                                                               2

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $2,033,160.95                     $2,806.13
  New Advances                                                                           2,447,778.78                      2,714.52
  Servicer Advance Recoveries                                                            1,094,914.57                        336.11
                                                                                         ------------                        ------
  Ending Servicer Advances                                                              $3,386,025.16                     $5,184.54

  Current Month Interest Advances for Prepaid Loans                                        $18,166.10                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $2,775.95
  Additional Payaheads                                                                                                     9,821.00
  Payahead Draws                                                                                                           1,832.73
                                                                                                                           --------
  Ending Payahead Account Balance                                                                                        $10,764.22







                                                          Page 5